UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (Date of earliest event reported): September 10, 2020

Valaris plc
(Exact name of registrant as specified in its charter)

England and Wales	1-8097	98-0635229
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

110 Cannon Street
London, England EC4N6EU
(Address of Principal Executive Offices and Zip Code)

Registrant’s telephone number, including area code: 44 (0) 20 7659 4660

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Class A ordinary shares, U.S. $0.40 par value	VAL*	New York Stock Exchange
4.70% Senior Notes due 2021	VAL21*	New York Stock Exchange
4.875% Senior Note due 2022	VAL/22*	New York Stock Exchange
4.50% Senior Notes due 2024	VAL24*	New York Stock Exchange
4.75% Senior Note due 2024	VAL/24*	New York Stock Exchange
8.00% Senior Notes due 2024	VAL24A*	New York Stock Exchange
5.20% Senior Notes due 2025	VAL25A*	New York Stock Exchange
7.375% Senior Note due 2025	VAL/25*	New York Stock Exchange
7.75% Senior Notes due 2026	VAL26*	New York Stock Exchange
5.4% Senior Note due 2042	VAL/42*	New York Stock Exchange
5.75% Senior Notes due 2044	VAL44*	New York Stock Exchange
5.85% Senior Note due 2044	VAL/44*	New York Stock Exchange

* On September 4, 2020, the New York Stock Exchange (“NYSE”) filed a Form 25 with the Securities and Exchange Commission (the “SEC”) to delist the securities of Valaris plc. (“Valaris”). The delisting will be effective on September 14, 2020. The deregistration of Valaris’ securities under Section 12(b) of the Exchange Act will be effective 90 days, or such shorter period as the SEC may determine, after filing of the Form 25. Upon deregistration of Valaris’ securities under Section 12(b) of the Exchange Act, they will remain registered under Section 12(g) of the Exchange Act.
Indicate by check mark whether the registrant is an emerging growth company as defined by Rule 405 of the Securities Act of 1933 (17 CFR 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR 240.12b-2).

Emerging Growth Company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
☐

Item 1.01	Entry into a Material Definitive Agreement

As previously reported, on August 18, 2020, Valaris plc (the “Company”) and certain of the Company’s wholly owned direct and indirect subsidiaries (collectively, “Valaris”) entered into a Restructuring Support Agreement (the “RSA”) with certain holders of the senior notes of the Company (the “Consenting Noteholders”). On August 18, 2020, the Company entered into a Backstop Commitment Agreement with the Consenting Noteholders (the “BCA”). The RSA provides that, from the date thereof until September 10, 2020 (the “Joinder Period”), qualified holders of senior notes claims, including the Consenting Noteholders, shall be eligible to become backstop parties.

On September 10, 2020, the Company and the requisite Consenting Noteholders entered into an amendment (the “Amendment”) to the RSA and BCA to extend the expiration of the Joinder Period to September 14, 2020, at 11:59 p.m. Eastern Time.

The summary of the Amendment does not purport to be complete and is qualified in its entirety by reference to the Amendment, a copy of which is attached hereto as Exhibit 10.1 and incorporated herein by reference.

Item 7.01	Regulation FD Disclosure

On September 11, 2020, the Company announced the entry into the amendments to the RSA and BCA and that over 70% of its its noteholders have now executed the RSA and BCA. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

The information in Item 7.01 of this Current Report on Form 8-K is being “furnished” and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, and is not incorporated by reference into any Company filing, whether made before or after the date hereof, regardless of any general incorporation language in such filing.

Item 9.01	Financial Statements and Exhibits

Exhibit No.	Description

10.1	Amendment to Restructuring Support Agreement and Backstop Commitment Agreement dated as of September 10, 2020
99.1	Press Release Dated September 11, 2020

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Valaris plc

Date: September 11, 2020	/s/ Michael T. McGuinty
Michael T. McGuinty
Senior Vice President and General Counsel

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